Reset, Recalibration, Renewed Growth EEI Investor Conference November 8-11, 2021

Forward Looking Statements 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” “anticipate,” “goal,” “seek,” “strategy,” “likely,” “should,” “will,” “could,” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including, but not limited to, demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land-owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Part II, Item 1A in of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders.

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 3 1 Company Profile -Shift to Clean 2 Rate Case Results – A Reset 3 Growth Outlook Remains Strong 4 Financial Outlook – Sets Clear Expectations 5 Customer Initiatives and ESG Leadership

AT A GLANCE

Arizona's Largest Electric Company

Service Territory[1]


Nevada
Utah
Colorado
LAS VEGAS
Arizona
FARMINGTON
FOUR CORNERS
New Mexico
KINGMAN
FLAGSTAFF
WINSLOW
HOLBROOK
CHOLLA
BAGDAD
PRESCOTT
California
PHOENIX
PALO VERDE
WEST PHOENIX
OCOTILLO
GLOBE
SUNDANCE
REDHAWK
GILA BEND
CASA GRANDE
YUMA
YUCCA
SAGUARO
TUCSON
NOGALES
DOUGLAS
APS Retail Electric Service Territory
Major APS Power Plants
Principal APS Transmission Lines
Major APS Solar Power Plants

Key Facts as of Dec. 31, 2020

Consolidated assets	$20B
Revenues	$3.6B
Market cap	~$9B
Generating capacity owned or leased – year end	~6.3 GW
Customers	1.3M
Current % from clean energy	~50%
Nuclear plant in U.S.	Largest

[1] As of December 31,2020

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Attractive Customer Mix and Shifting Generation Profile 5 Residential 50% Commercial & Industrial 49% Other 1% Demand Side Management 16% 1 As of December 31, 2020. Gas 28% Renewable 11% Purchased 8% Coal 14% Nuclear 23% Retail Sales Mix1 Energy Mix – Will Shift Going Forward1

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 6 1 Company Profile 2 Rate Case Results – A Reset 3 Growth Outlook Remains Strong 4 Financial Outlook – Sets Clear Expectations 5 Customer Initiatives and ESG Leadership

An Anomaly of a Rate Case, Unique in Many Ways ● Compelled by the ACC to file this rate case ● Required to fully litigate with more than 50 parties over 2 years ● Case carried out during a global pandemic requiring fully virtual hearings ● One of the primary components of this rate case request was for environmentally mandated investments in a legacy coal plant 7

Rate Case Outcome Disappointing, but Clarifies the Path Forward 8 APS (Rebuttal) ALJ (ROO) ACC Resolution Total Revenue Change (Base Rate and Adjustors) ($MM) $169 5.1% $3.6 0.1% $(4.8) (0.1)% Base Rate Increase/Decrease ($MM) $41 $(111.4) $(119.8) ROE 10.00% 9.16% 8.70% Return on Fair Value Increment 0.80% Implied 0.05% 0.15% Weighted Average Cost of Capital / Rate of Return on FVRB 7.33% / 5.51% 6.87% / 4.95% 6.62% / 4.77% Base Fuel Rate (¢/kWh) 3.1451 3.1451 3.1451 Post-Test Year Plant 12 Months 12 Months 12 Months SCRs and Deferral Include both Disallow both Partial Disallowance of $216M OMP and Deferral Include both Include asset; debt return on deferral Include asset; debt return on deferral Capital Structure 54.7% / 45.3% 54.7% / 45.3% 54.7% / 45.3% Residential On-Peak Time of Use 3 p.m. to 8 p.m. 3 p.m. to 8 pm. 4 p.m. to 7 p.m.

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 9 1 Company Profile 2 Rate Case Results – A Reset 3 Growth Outlook Remains Strong 4 Financial Outlook – Sets Clear Expectations 5 Customer Initiatives and ESG Leadership

Why We Are Optimistic About the Future 10 Key Reasons 5 1 4 2 Ability to navigate the regulatory environment over time Strong commitment to execute strategy 3 Robust economic growth in Arizona and our service territory A clear plan for a clean energy transition Solid long-term performance record

2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 R E A S O N # 1 Last 10 Years: Strong Performance Track Record 11 EPS and Annualized Dividends Per Share Dividends per share 5% CAGR $3.32 $4.87 $3.09 $2.10 Earnings per share 5% CAGR

R E A S O N # 1 Record of Delivering On Our Promise to Provide Affordable Energy 12 Decrease in Average Residential Customer Bill Increase in Residential Electricity Demand (MWH) +6.0% Jan. 2018 to Dec. 2020 -7.7% Jan. 2018 to Dec. 2020

R E A S O N # 2 Arizona Remains Among the Fastest Growing States in the U.S. 13 Annual Employment Growth Last Three Years1 Steady Housing Growth2,3 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Single Family & Multifamily Housing Permits Maricopa County 8,425 43,000 2 Maricopa County population 4.5M, 62% of state population 3 2021 projection 1 2018-2020 National Arizona (1)% 1% 18% CAGR

R E A S O N # 3 A Clear Plan for Clean Energy Transition 14 Progress Towards Meeting Clean Energy Commitment1 Pathway 2005 2019 2030 2050 Announced seasonal operations of Four Corners beginning 2023 Procured nearly 1400 MWs of clean energy and storage to be in service for APS customers by 2024 Charted course for healthy mix of APS-owned and third party- owned assets, to be continued through future planned RFPs 24% 50% 65% 100% 1 Since January 2020

R E A S O N # 2 Best-in-Class Service Territory Supports High Tech Growth and Economic Development 15 Our Approach: Focus on Four Main Areas Supports Influx of Tech and Data Centers – Examples • Business attraction and expansion • Community development • Entrepreneurial support • Infrastructure support • Microsoft Constructing 3 new mega data centers • Taiwan Semiconductor Began building $12B factory • KORE Power Building 1M sq ft lithium-ion manufacturing facility • Stream Data Centers Planning up to 200MW of load Data centers are projected to create up to 640 MW of capacity needs by 2035

R E A S O N # 4 We Will Pursue Improvements in the Regulatory Environment 16  Filing a new rate case to reduce regulatory lag and improve the ROE  Work with stakeholders on common issues including reducing regulatory lag and improving customer experience  Continue to find alignment with the regulators  Focus on customer affordability

R E A S O N # 5 We Have Embraced a Customer-Centric Strategy 17 Deliver exceptional customer service Ensure superior reliability and operating performance, anchored in safety Make intelligent and clean investments to support a growing Arizona Preserve strong financial health while sustaining customer affordability Customer Focused

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 18 1 Company Profile 2 Rate Case Results – A Reset 3 Growth Outlook Remains Strong 4 Financial Outlook – Sets Clear Expectations 5 Customer Initiatives and ESG Leadership

2022 EPS Driven by Disappointing Rate Case Outcome & Other Factors1 19 Interest, net of AFUDC Net effect of 2019 Rate Case Decision on Income1 $(0.90) $(0.20) $(0.18) Projected 2022 vs. Projected 2021 Pension & OPEB Non-service Credits, net Growth in Depreciable Plant O&M & Other $0.18 $(0.30) 1 Amounts provided are the Company’s current projections. 2022 EPS Guidance of $3.80-$4.00 per share 2021E 2022E $5.30 $3.90

20 What Investors Can Expect From Us Moving Forward Strong EPS growth off 2022 Managing capital plan to support customer growth, reliability and clean transition Steady rate base growth Limiting equity dilution Declining O&M per kWh Dividend growth commitment Optimize our balance sheet in support of investment 1 2 3 4 5 6 7

EXPECTATION #1

Projected 5-7% EPS Growth Off 2022[1]

Long-Term Outlook


5-7%
EPS CAGR

Long-Term Upside Potential

- Remainder of SCRs in rates
- Acceleration of clean energy transition
- Economic Development driving sales and customer growth
- Continued cost management
- Reduction of regulatory lag

[1] Amounts provided are the Company's current 5-year compound annual growth rate projections

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$191 $175 $185 $190 $602 $510 $530 $500 $240 $250 $210 $210 $257 $340 $330 $560 $210 $250 $270 $190 2021E 2022E 2023E 2024E Traditional Generation Clean Generation Transmission Distribution Other Total 2022-2024 $4.7B $1.50B $1.53B $1.53B $1.65B 22 E X P E C T A T I O N # 2 Managing Capital Plan to Support Customer Growth, Reliability and Clean Transition 2021–2024 as disclosed in the Third Quarter 2021 Form 10-Q.

Total Approved Rate BaseAPS Rate Base Growth Guidance Year-End E X P E C T A T I O N # 3 Steady Rate Base Growth 23 ACC FERC Rate Effective Date 12/01/2021 6/1/2021 Test Year Ended 06/30/20191 12/31/2020 Rate Base $8.6B $1.8B Equity Layer 54.7% 51.6% Allowed ROE 8.7% 10.75% 1 Adjusted to include post test-year plant in service through 06/30/2020 Rate base $ in billions, rounded 21%79% $8.6 $9.1 $11.2 $1.7 $1.8 $2.4 2019 2020 2021 2022 2023 2024 Projected ~5-6% Annual FERC ACC $10.3 $10.9 $13.6 Generation & Distribution Transmission

Forecasted Source of Capital Investment Funds through 2024 E X P E C T A T I O N # 4 No Plans to Issue Equity Before End of Next Rate Case 24 Approx. $3 billion Approx. $1 billion $4.7 billion APS Debt PNW Debt PNW Equity/ Alternatives Total Capital Investment Cash from Operations $200-$300 million $400-$500 million Note: cash from operations is net of shareholder dividends. APS and PNW debt issuance is net of maturities.

E X P E C T A T I O N # 5 Our Goal is Flat Total O&M and Declining O&M per kWh 25 2021 2022 2023 2024 $29/kWh O&M per kWh Total O&M1 2021: $845M-$865M 2022: $820M-$840M 1 Total O&M amounts exclude RES/DSM, and include planned outage amounts of $45M-55M in 2021 and $40M-$50M in 2022.

E X P E C T A T I O N # 6 Continue Our Track Record of Consistent Dividend Growth1 26 $2.10 $3.40 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Indicated Annualized Dividend Dividend Targets • Committed to long-term dividend growth • Attractive dividend yield • Managing long term dividend payout ratio to 65-75% 5% CAGR 1 Future dividends are subject to declaration at Board of Directors’ discretion.

E X P E C T A T I O N # 7 Strong Balance Sheet with Attractive Long-Term Debt Maturity Profile 27 $M PNW Long-Term DebtAPS Long-Term Debt $0 $200 $400 $600 $800 $1,000 $1,200 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041 2043 2045 2047 2049 As of September 30, 2021

EXPECTATION #7

Our Credit Ratings Support Growth Opportunities

	Corporate Ratings	Senior Unsecured Ratings	Short-Term Ratings	Outlook
APS[1]				
Moody's	A2	A2	P-1	Review for Downgrade
S&P	A-	A-	A-2	CreditWatch Negative
Fitch	BBB+	A-	F2	Negative
Pinnacle West[1]				
Moody's	A3	A3	P-2	Review for Downgrade
S&P	A-	BBB+	A-2	CreditWatch Negative
Fitch	BBB+	BBB+	F2	Negative

Balance Sheet Targets

- Strong investment grade credit ratings
- APS equity layer >50%
- FFO/Debt range of 16%-18%



[1] We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Ratings are as of November 3, 2021.

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PINNACLE WEST CAPITAL CORPORATION

Attractive Financial Profile Beyond 20221 29 • Deferring equity issuance • Reducing O&M • Optimizing balance sheet Management Actions 5% Committed to growing dividend Dividend YieldEPS Growth 5-7% Target 10-12% Total Shareholder Return 1 Amounts provided are the Company’s current projections

I N S U M M A R Y We are Optimistic for the Future: The Growth Story Remains Intact 30 • Building on proven long-term, 10-year track record • Working to improve regulatory environment over time • Service territory is among the fastest growing in the U.S. • Executing on clear growth strategy including transition to clean energy • Attractive financial profile building from 2022

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 31 1 Company Profile 2 Rate Case Results – A Reset 3 Growth Outlook Remains Strong 4 Financial Outlook – Sets Clear Expectations 5 ESG Leadership and Customer Initiatives

Leading ESG Practices Guide Our Approach – Snapshot ¹ Climate Change and Water Security “A Lists” by CDP: One of only 16 North American companies worldwide to receive two A scores. 2 Report dated April 27, 2021. 32 Environmental Social Governance Only North American electric utility on CDP A List for Water and Climate¹ MSCI ESG “AA” rating2 Reduced carbon by 26% since 2005 and retired over 1,000 MW of coal Top quartile employee safety 36% of new hires ethnically or racially diverse Commitment to Support Coal Community Transition Plan 30% of independent directors gender or ethnically diverse ESG executive council Board oversight of strategy and risk

ESG Leadership – Recognition

CDP DISCLOSURE INSIGHT ACTION A LIST 2020

CLIMATE

CDP DISCLOSURE INSIGHT ACTION A LIST 2020

WATER

MSCI

Environmental Sustainability and Governance "AA" rating[1]

A·E·S·P ASSOCIATION OF ENERGY SERVICES PROFESSIONALS ENERGY AWARDS

OUTSTANDING ACHIEVEMENT

Emerging Tools & Technologies

training

Training Magazine

Top 100 Learning and Development Organization

HIRE Platinum Medallion Award 2018-2020

US Department of Labor

20th Anniversary U.S. WIN

Women in Nuclear National Award for Best Public Outreach

[1] As of April 27, 2021

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PINNACLE WEST CAPITAL CORPORATION

2018 2019 2025 2031 Coal Exit Strategy – 7 Years Earlier than Originally Projected 34 Coal Free 2038 Navajo 315 MW (now retired) Cholla 387 MW 2025 Remaining Four Corners 970 MW 20311 1Starting in 2023, Four Corners will move to a seasonal operating schedule that will further reduce annual carbon emissions at Four Corners by an estimated 20-25%.

Coal Exit and Expiring Purchase Contracts Will Create a 6,000 MW Supply-Demand Gap by 2035 ¹ Will need more additions than 6,000 MW due to new resources being paired to meet reliability requirements (i.e., solar with storage requires 100 MW solar plus 100 MW of storage). 35 0 2,000 4,000 6,000 8,000 10,000 12,000 2020 2023 2026 2029 2032 2035 Peak Capacity (MW) Existing Owned Resources Existing / Signed Contracts 6,000 MW¹ Closing the gap - opportunity

Key New Energy Sources to Achieve Goals 36 Initiatives • Solar generation • Wind generation • Gas as a bridge fuel • Demand-side management • Energy storage solutions • Innovation Resource Mix Change Today 2035 Coal 14% 0% Gas 28% 6%-17% Nuclear 23% 16% Purchased 8% 11% Renewable/ DSM 27% 56%-67%

Energy Storage A Key Element of Our Renewal Energy Plan 37 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 5,000 6,000 7,000 8,000 9,000 MW Hours Throughout Day Daily Energy Usage Store solar energy at midday Storage Advantages Absorbs negative priced excess energy at noon Provide opportunity to save customers more through the Energy Imbalance Market Discharge stored energy during evening peak Plan includes 300 MW/year of energy storage 2022-2030

Clean Energy Commitment – 1,384MW in development since 2020 38 Robust, Diverse Procurement Activity Energy Storage • 201 MW APS-owned resources to retrofit entire fleet of AZ Sun facilities • 300 MW under two long-term PPAs • All resources to be in service between 2022 and 2024 Solar • 150 MW owned by APS and sited near Redhawk generating facility • 160 MW under two long-term PPAs • All resources to be in service in 2023 Solar + Storage • 60 MW under single long-term innovative tolling PPA • Resource to be in service in 2023 Wind • 438 MW under two long-term PPAs • Resources to be in service by 2023 Demand Response • 75 MW under 5-year load management agreement; service began in 2021 • APS can call up to 18 load reduction events between June and September annually

EXAMPLE OF INNOVATION INNITIATIVE

Bringing the Residential Customer into the Advanced Economy

Initiatives

- Award-winning program to promote installation of advanced smart thermostats
  - reduces demand during peak load window
- Super off-peak electric vehicle charging rate equivalent to ~30¢ per gallon gasoline





Potential Impact

Demand Savings During Peak Afternoon Window


300-500 MW
100-150 MW
Today
Future

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PINNACLE WEST CAPITAL CORPORATION

Customer Driven Initiatives Underway – A Few Examples 40 Take Charge AZ Customer Advisory Board • Pilot program to encourage electric vehicle adoption by installing charging stations • Expect to install more than 300 chargers through 2021 Energy Efficiency • Gathers direct insight from residential customers • Identify customer concerns to shape solutions • Demand response programs to reward shift of energy usage to lower-cost times – smart thermostats – residential battery systems – grid-interactive water heaters

E X A M P L E O F I N N O V A T I O N I N N I T I A T I V E Pilot Project Exploring Hydrogen as Potential Solution for Long Duration Storage 41 Collaborators • Palo Verde nuclear plant and Idaho National Laboratory Pilot Program • Examine long-term cost effectiveness of hydrogen production at utility scale Goal • Use of hydrogen for long term storage of energy 100% Plant Output Power to hydrogen - stored Power to grid Power to grid Power from storage to grid Possible Scenario for Palo Verde Nuclear Plant April Lower demand on grid August Peak demand Profile of Project

APPENDIX

2021 EPS Guidance 43 Key Factors and Assumptions as of November 5, 2021 2021 Adjusted gross margin (operating revenues, net of fuel and purchased power expenses, x/RES,DSM,CCT) $2.52 – $2.54 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 3-4% higher compared to prior year (includes impacts of new large manufacturing facilities and several large data centers) • Assumes year-to-date weather impacts and normal weather balance of year Adjusted operating and maintenance (O&M x/RES,DSM,CCT) $845 – $865 million Other operating expenses (depreciation and amortization, deferrals, and taxes other than income taxes) $886 – $890 million Other income (pension and other post-retirement non-service credits, other income and other expense) $131 – $137 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC ~$63 million) $189 – $194 million Net income attributable to noncontrolling interests $17 million Effective tax rate 15.0% Average diluted common shares outstanding 113.3 million EPS Guidance $5.25 – $5.35

2022 EPS Guidance 44 Key Factors and Assumptions as of November 5, 2021 2022 Adjusted gross margin (operating revenues, net of fuel and purchased power expenses, x/RES,DSM,CCT) $2.50 – $2.53 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 1.5-2.5% higher compared to prior year (includes impacts of new large manufacturing facilities and several large data centers) • Assumes normal weather for full-year forecast Adjusted operating and maintenance (O&M x/RES,DSM,CCT) $820 – $840 million Other operating expenses (depreciation and amortization, deferrals, and taxes other than income taxes) $987 – $998 million Other income (pension and other post-retirement non-service credits, other income and other expense) $62 – $66 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC ~$64 million) $214 – $232 million Net income attributable to noncontrolling interests $17 million Effective tax rate 13.5% Average diluted common shares outstanding 114.0 million EPS Guidance $3.80 – $4.00